                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 12, 2003


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)



            INDIANA                  333-06489                   43-1664986
            INDIANA                                              35-2100872
 (State or Other Jurisdiction       (Commission                (IRS Employer
       of Incorporation)            File Number)            Identification No.)




                               301 Fremont Street
                            Las Vegas, Nevada 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2400

                           ONE BUFFINGTON HARBOR DRIVE
                            GARY, INDIANA 46406-3000
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Effective October 7, 2003, the Registrant moved its executive office from One Buffington Harbor Drive, Gary, Indiana 46406-3000 to 301 Fremont Street, Las Vegas, Nevada 89101.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 12, 2003, the Registrant issued a press release setting forth its financial results for the quarter ended September 30, 2003. The Registrant's press release dated November 12, 2003 is attached as Exhibit 99.1 to this Form 8-K.

         In addition to the presentation of the Registrant's reported net income, the financial information included in the press release includes a presentation of earnings from operations before interest, taxes, depreciation and amortization (EBITDA). The Registrant believes this information is helpful to investors in measuring the performance of the business and the Registrant's ability to service its indebtedness, and provides a more meaningful comparison of such performance to other casino owners and operators who report similar measures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 12, 2003                    THE MAJESTIC STAR CASINO, LLC



                                     By: /s/ Jon S. Bennett
                                         ---------------------------------------
                                         Jon S. Bennett, Chief Financial Officer

                                     THE MAJESTIC STAR CASINO CAPITAL CORP.


                                     By: /s/ Jon S. Bennett
                                         ---------------------------------------
                                         Jon S. Bennett, Vice President

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99.1 Earnings Press Release for the quarter ended September 30, 2003, issued November 12, 2003